CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (unaudited) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (unaudited)
Net income for the period	$ 130,904	$ 141,152	$ 246,051	$ 291,650
Other comprehensive income:
Prior service cost of defined benefit plan	291	263	581	526
Amortization of deferred realized losses on cash flow hedges	903	903	1,796	1,806
Total Other Comprehensive Income	1,194	1,166	2,377	2,332
Comprehensive Income	$ 132,098	$ 142,318	$ 248,428	$ 293,982